UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     November 5, 2008

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1921 E. Alton Avenue, Santa Ana, California		92705
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                                                                                                (949) 567-1234

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On November 5, 2008, Collectors Universe, Inc. issued a press release announcing the launch of a program by the Company’s diamond subsidiary, Gem Certification & Assurance Lab, Inc. (GCAL), in conjunction with Ideal Diamond Solutions (www.idealdiamondsolutions.com) to provide a customizable website module that jewelry retailers can use at no direct cost to market and sell GCAL certified diamonds and jewelry to their customers.

As stated in the press release, the website module was designed and implemented by Ideal Diamond Solutions (IDS), a provider of Internet-based e-commerce programs for jewelers, as a free offer from them to encourage the more than 2,400 retailers that are registered as members on the Certified Diamond Exchange to use the Internet as an additional selling tool during the 2008 holiday season and beyond.  The Certified Diamond Exchange (CDE), an affiliate of GCAL, is an online business-to-business diamond and jewelry market which we established in November 2007, to enable diamond dealers, diamond cutters and jewelry manufacturers to list exclusively GCAL certified diamonds and jewelry for sale to CDE members that are jewelry retailers.  At any one time there are thousands of GCAL certified diamonds, valued in the tens of millions of dollars, available for purchase on the CDE.

The free, customizable website provided by IDS is an interactive, business-to-consumer website bearing the retailer’s own name and brand identity and offers a wide selection of GCAL certified diamonds and jewelry as listed on CDE but priced with a retail margin.  Because IDS provides a turn-key, commission based solution, a participating jewelry retailer member can, without capital or investment, offer and sell GCAL certified diamonds and jewelry from a virtual inventory with the entire administrative interface, including fulfillment, credit card processing, online marketing and customer service provided by IDS. Search engine optimization is also available from IDS for an additional fee.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Current Report, including the press release attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01                      Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1
Press release issued November 5, 2008, announcing the launch of a program by the Company’s diamond subsidiary, Gem Certification & Assurance Lab, Inc. (GCAL), in conjunction with Ideal Diamond Solutions (www.idealdiamondsolutions.com) to provide a customizable website module that jewelry retailers can use at no direct cost to market and sell GCAL certified diamonds and jewelry to their customers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         COLLECTORS UNIVERSE, INC.

Dated:  November 10, 2008                                                                           By:           /s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1
Press release issued November 5, 2008, announcing the launch of a program by the Company’s diamond subsidiary, Gem Certification & Assurance Lab, Inc. (GCAL), in conjunction with Ideal Diamond Solutions (www.idealdiamondsolutions.com) to provide a customizable website module that jewelry retailers can use at no direct cost to market and sell GCAL certified diamonds and jewelry to their customers.

E-1